Exhibit 10.22

THIS INSTRUMENT WAS                 )
PREPARED BY AND AFTER               )
RECORDING RETURN TO:                )
Krysha X. Donoso                    )
First American Bank                 )
1650 Louis Avenue                   )
Elk Grove Village,                  )
Illinois 60007                      )
                                    )
PERMANENT INDEX #:                  )
13-21-400-019                       )
                                    )
STREET ADDRESS:                     )
22222 North Pepper Road             )
Barrington, IL  60010               )


                                    MORTGAGE


                  THIS MORTGAGE, made August 24, 1998, by and between First American Bank, not personally, but solely as Trustee under Trust Agreement, dated August 14, 1998 and known as Trust No. 1-98-134 (hereinafter referred to as "Mortgagor"), and First American Bank, an Illinois banking corporation (hereinafter referred to as "Mortgagee");

                                   WITNESSETH:

                  WHEREAS, CTI Industries, a Delaware corporation (the "Borrower") is justly indebted to Mortgagee in the principal sum of One Million Two Hundred Sixty Eight Thousand and 00/100 Dollars ($1,268,000.00), evidenced by the certain Fifth Term Note of even date herewith (the "Note"), made by the Borrower pursuant to the Amended and Restated Loan and Security Agreement, dated May 1, 1998, between the Borrower and Mortgagee (the "Loan Agreement"), and made payable to the order of and delivered to Mortgagee, in and by which Note the Borrower promised to pay the principal sum and interest as set forth in the Note in installments as provided in the Note, with a final maturity date occurring on September 1, 2003 (or earlier as so provided in the Note); and

                  WHEREAS, the Borrower, as beneficiary of Mortgagor, has directed Mortgagor to execute and deliver this Mortgage;

                  NOW, THEREFORE, the Mortgagor, to secure the payment of the principal sum of money and the interest and other charges and income due in accordance with the terms, provisions and limitations of this Mortgage, the Note (and all extensions, renewals, refinancings, modifications, amendments, and replacements thereof), and the Loan Agreement and the performance of the covenants and agreements herein contained by Mortgagor to be performed, and the performance of the covenants and agreements contained in the Loan Agreement to be performed by the Borrower, and also in consideration of the sum of One Dollar ($1.00) in hand paid, the receipt of which is hereby acknowledged, does by these presents MORTGAGE and CONVEY unto Mortgagee, its successors and assigns, the real estate described on Exhibit A attached hereto and all of its estate, right, title and interest therein, situated, lying and being in the City of Barrington, County of Lake, and State of Illinois, which, with the property hereinafter described, is referred to herein as the "Premises";



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                  TOGETHER   with  all   improvements,   tenements,   easements,
fixtures, and appurtenances thereto belonging, and all rents, issues, profits and monies for so long and during all such times as Mortgagor may be entitled thereto (which are pledged primarily and on a parity with the real estate and not secondarily), including, without limiting the foregoing, if and to the extent owned by Mortgagor or the Borrower: (a) all fixtures, fittings, furnishings, appliances, apparatus, equipment and machinery including, without limitation, all gas and electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, ovens, elevators and motors, bathtubs, sinks, water closets, basins, pipes, faucets and other air-conditioning, plumbing and heating fixtures, mirrors, mantles, refrigerating plants, refrigerators, iceboxes, dishwashers, carpeting, furniture, laundry equipment, cooking apparatus and appurtenances, and all building material, supplies and equipment now or hereafter delivered to the Premises and intended to be installed therein; all other fixtures and personal property of whatever kind and nature at present contained in or hereafter placed in any building standing on the Premises; such other goods, equipment, chattels and personal property as are usually furnished by landlords in letting other premises of the character of the Premises; and all renewals or replacements thereof or articles in substitution thereof; and all proceeds and profits thereof and all of the estate, right, title and interest of the Mortgagor in and to all property of any nature whatsoever, now or hereafter situated on the Premises or intended to be used in connection with the operation thereof; (b) all of the right, title and interest of Mortgagor or the Borrower in and to any fixtures or personal property subject to a lease agreement, conditional sale agreement, chattel mortgage, or security agreement, and all deposits made thereon or therefor, together with the benefit of any payments now or hereafter made thereon; (c) all leases and use agreements of machinery, equipment and other personal property of Mortgagor or the Borrower in the categories hereinabove set forth, under which Mortgagor is the lessee of, or entitled to use, such items; (d) all rents, income, profits, revenues, receipts, leases, tenancies, licenses or other use agreements or arrangements now existing or hereafter created of the Premises or any part thereof including any business conducted thereon) with the right to receive and apply the same to indebtedness due Mortgagee and Mortgagee may demand, sue for and recover such payments but shall not be required to do so; (e) all judgments, awards of damages and settlements hereafter made as a result of or in lieu of any taking of the Premises of any part thereof or interest therein under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the Premises or the improvements thereon or any part thereof or interest therein, including any award for change of grade of streets; (f) all proceeds of the conversion, voluntary or involuntary of any of the foregoing into cash or liquidated claims; (g) any monies on deposit for the payment of real estate taxes or special assessments against the Premises or for the payment of premiums on policies of fire and other hazard insurance covering the collateral described hereunder or the Premises, and all proceeds paid for damage done to the collateral described hereunder or the Premises; and (h) all substitutions, replacements, additions and proceeds, including insurance and condemnation award proceeds, of any of the foregoing property; it being understood that the enumeration of any specific articles of property shall in no way exclude or be held to exclude any items of property not specifically mentioned. All of the land, estate and property hereinabove described, real, personal and mixed, whether affixed or annexed or not (except where otherwise hereinabove specified) and all rights hereby conveyed and mortgaged are intended so to be as a unit and are hereby understood, agreed and declared to form a part and parcel of the real estate and to be appropriated to the use of the real estate, and shall be for the purposes of this Mortgage deemed to be real estate




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and conveyed and mortgaged  hereby.  As to any of the property  aforesaid  which
(notwithstanding the aforesaid declaration and agreement) does not so form a part and parcel of the real estate, this Mortgage is hereby deemed to be, as well, a security agreement under the Uniform Commercial Code in effect in the jurisdiction in which the Premises are located (hereinafter referred to as the "UCC") for the purpose of creating a security interest in such property, which Mortgagor hereby grants to Mortgagee as Secured Party (as defined in the UCC), securing the indebtedness and obligations of Mortgagor and/or Borrower, and Mortgagee shall have in addition to its rights and remedies hereunder all rights and remedies of a Secured Party under the UCC. As to above personal property which the UCC classifies as fixtures, this instrument shall constitute a fixture filing and financing statement under the UCC.

                  Mortgagor covenants (a) that it is lawfully seized of the Premises, (b) that the same are subject only to (i) the liens, encumbrances, conditions, restrictions, easements, leases, and other matters, rights or interests disclosed in Schedule B (or an equivalent section or portion) of the mortgage loan title insurance policy delivered to Mortgagee, and (ii) matters disclosed in writing by Mortgagor to Mortgagee, and (c) that it has good right, full power and lawful authority to convey and mortgage the same and that it will forever defend the Premises and the quiet and peaceful possession of the same against the lawful claims of all persons whomsoever.

                  TO HAVE AND TO HOLD the Premises unto the Mortgagee, its successors and assigns, forever, for the purposes and uses herein set forth.

                           IT IS FURTHER UNDERSTOOD AND AGREED THAT:

                  2. Maintenance, Repair and Restoration of Improvements, Payment of Prior Liens. Mortgagor shall (a) promptly repair, restore or rebuild any buildings or improvements now or hereafter on the Premises which may become damaged or be destroyed; (b) keep the Premises in good condition and repair, without waste, and free from mechanics' liens or other liens or claims for lien not expressly subordinated to the lien hereof (except for mechanics' liens being contested in good faith and as to which adequate reserves have been set aside in conformity with generally accepted accounting principles consistently maintained by the Borrower); (c) pay when due any indebtedness which may be secured by a lien or charge on the Premises superior to the lien hereof, and upon request exhibit satisfactory evidence of the discharge of such prior lien to Mortgagee;
(d) complete within a reasonable time all public improvements and any building or buildings now or at any time in process of construction upon the Premises;
(e) comply with all requirements of law, municipal ordinances, or restrictions of record with respect to the Premises and the use thereof; (f) make alterations in the Premises only in accordance with plans and specifications duly approved by Mortgagee; (g) suffer or permit no change in the general nature of the occupancy of the Premises, without Mortgagee's written consent; (h) initiate or acquiesce in no zoning variation or reclassification, without Mortgagee's written consent; (i) pay the indebtedness secured hereby when due according to the terms hereof or of the Loan Agreement and the Note.

                  3. Payment of Taxes. Mortgagor shall pay, before any penalty attaches (except to the extent diligently contested in good faith by appropriate proceedings and provided proper reserves are established on the books of the Borrower), all general taxes, and shall pay special taxes, special assessments, water charges, sewer service charges, and other charges against the Premises when




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due,  and shall  furnish to Mortgagee  paid tax receipts  within sixty (60) days after the final due date of such taxes. Mortgagee reserves the right to require Mortgagor to make monthly deposits into an escrow account established and controlled by Mortgagee for the payment of taxes under terms and in an amount satisfactory to Mortgagee.

                  4. Insurance. Mortgagor shall cause all buildings and improvements now or hereafter situated on the Premises to be insured against loss or damage by fire and such other hazards as may be requested from time to time by Mortgagee, including, but not limited to, hazards ordinarily insured against by other companies similarly situated in operating like businesses and properties, and including comprehensive public liability insurance as required by Mortgagee and flood insurance if the Premises is within an area designated by any government agency as a flood risk area. All policies of insurance to be furnished hereunder shall be in forms, companies and amounts satisfactory to Mortgagee, with mortgagee clauses attached to all policies in favor of and in form satisfactory to Mortgagee, including a provision requiring that the coverage evidenced thereby shall not be terminated or materially modified without thirty (30) days' prior written notice to Mortgagee. Without limiting the generality of the foregoing, property and casualty insurance shall be in amounts and forms insuring the full replacement cost of fixed assets of the Borrower. All policies shall name Mortgagee as an additional insured and as loss payee. Mortgagor shall deliver all policies, including additional and renewal policies, to Mortgagee, and, in the case of insurance about to expire, shall deliver renewal policies not less than ten (10) days prior to their respective dates of expiration. Mortgagor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained hereunder unless Mortgagee is included thereon under a standard mortgagee clause acceptable to Mortgagee. Mortgagor shall immediately notify Mortgagee whenever any such separate insurance is taken out and shall promptly deliver to Mortgagee the policy or policies of such insurance.

                  5. Adjustment of Losses With Insurer and Application of Proceeds of Insurance. In case of loss or damage by fire or other casualty, Mortgagee is authorized to (a) settle and adjust any claim under insurance policies which insure against such risks, or (b) allow Mortgagor to agree with the insurance company or companies on the amount to be paid in regard to such loss. In either case, Mortgagee is authorized to collect and issue a receipt for any such insurance money. At the option of Mortgagee, such insurance proceeds may be applied in reduction of the indebtedness secured hereby, whether due or not, or may be held by Mortgagee and used to reimburse Mortgagor for the cost of the rebuilding or restoration of buildings or improvements on the Premises. Irre spective of whether such insurance proceeds are used to reimburse Mortgagor for the cost of said rebuilding or restoration or not, and irrespective of whether such insurance proceeds are or are not adequate for such purpose, the buildings and improvements shall be so restored or rebuilt so as to be of at least equal value and substantially the same character as prior to such damage or destruc tion. If the cost of rebuilding, repairing or restoring the building and improvements can reasonably exceed the sum of TWENTY-FIVE THOUSAND AND 00/100 DOLLARS ($25,000.00), then Mortgagor shall obtain Mortgagee's approval of plans and specifications for such work before such work shall be commenced. In any case, where the insurance proceeds are made available for rebuilding and restoration, such proceeds shall be disbursed in the manner and under the conditions that Mortgagee may require and upon Mortgagee being furnished with satisfactory evidence of the estimated cost of completion thereof and with




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architect's  certificates,  waivers of lien,  contractor's  and  subcontractors'
sworn statements and other evidence of cost and payments so that Mortgagee can verify that the amounts disbursed from time to time are represented by completed and in place work and that the work is free and clear of mechanics' lien claims. If the estimated cost of completion exceeds the amount of the insurance proceeds available, Mortgagor immediately shall, on written demand of Mortgagee, deposit with Mortgagee in cash the amount of such estimated excess cost. No payment made prior to the final completion of the work shall exceed ninety percent (90%) of the value of the work performed from time to time, and at all times the undisbursed balance of the proceeds remaining in the hands of the disbursing party shall be at least sufficient to pay for the cost of completion of the work free and clear of liens. Any surplus which may remain out of the insurance proceeds after payment of the cost of building or restoration shall, at the option of Mortgagee, be applied on account of the indebtedness secured hereby or be paid to any party entitled thereto, without interest.

                  6. Condemnation. Mortgagor hereby assigns, transfers and sets over unto Mortgagee the entire proceeds of any award or any claim for damages for any of the Premises taken or damaged under the power of eminent domain or by condemnation. Mortgagee may elect to apply the proceeds of the award upon or in reduction of the indebtedness secured hereby, whether due or not, or make the proceeds available for restoration or rebuilding of the Premises. Irrespective of whether such proceeds are made available for restoration or rebuilding, and irrespective of whether such proceeds are adequate for such purpose, the buildings and improvements shall be restored or rebuilt in accordance with plans and specifications to be submitted to and approved by Mortgagee. In the event said proceeds are made available for rebuilding or restoration, the proceeds of the award shall be disbursed in the manner and under the conditions that Mortgagee may require and paid out in the same manner as provided in Section 4 hereof for the payment of insurance proceeds toward the cost of rebuilding or restoration. In such event, if the estimated cost to complete rebuilding or restoration exceeds the proceeds of the condemnation awards, Mortgagor immediately shall, on written demand of Mortgagee, deposit with Mortgagee in cash the amount of such excess cost. Any surplus which may remain out of any such award after payment of such cost of building or restoration shall, at the option of Mortgagee, be applied on account of the indebtedness secured hereby or be paid to any party entitled thereto, without interest.

                  7. Effect of Extensions of Time. If the payment of the indebtedness secured hereby or any part thereof is extended or varied or if any part of any security for the payment of the indebtedness secured hereby is released or additional security is taken, all persons now or at any time hereafter liable therefor, or interested in the Premises, shall be held to assent to such extension, variation, or taking of additional security or release, and their liability and the lien and all provisions of this Mortgage shall continue in full force, the right of recourse against all such persons being expressly reserved by Mortgagee, notwithstanding such extension, variation, taking of additional security or release.

                  8. Effect of Changes in Laws Regarding Taxation. In the event of the enactment after this date of any law of the state in which the Premises is located deducting from the value of the land for the purpose of taxation any lien thereon, or imposing upon Mortgagee the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Mortgagor, or changing in any way the laws relating to the taxation of mortgages or debts




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secured by mortgages or Mortgagee's  interest in the Premises,  or the manner of collection of taxes, so as to affect this Mortgage or the indebtedness secured hereby or the holders thereof, then, and in any event, Mortgagor, upon demand by Mortgagee, shall pay such taxes or assessments, or reimburse Mortgagee therefor, provided, however, that if in the opinion of counsel for Mortgagee (a) it might be unlawful to require Mortgagor to make such payment or (b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in such event, Mortgagee may elect, by notice in writing given to Mortgagor, to declare all of the indebtedness secured hereby to be and become due and payable sixty (60) days after the giving of such notice.

                  9. Mortgage as Security. The proceeds of the loan secured hereby are to be disbursed by Mortgagee to Mortgagor and its beneficiaries, in accordance with the provisions contained in the Loan Agreement. All advances and indebtedness arising and accruing under the Loan Agreement from time to time, whether or not the total amount thereof may exceed the face amount of the Note, shall be secured hereby to the same extent as though the Loan Agreement were fully incorporated in this Mortgage. In the event of any inconsistencies or conflicts between this Mortgage and the Loan Agreement, the terms of the Loan Agreement shall govern and control.

                  10. Mortgagee's Performance of Defaulted Acts. In case of default herein, Mortgagee may, but need not, make any payment or perform any act herein required of Mortgagor in any form and manner deemed expedient, and may, but need not, make full or partial payments of principal or interest on prior encumbrances, if any, and purchase, discharge, compromise or settle any tax lien or other prior lien or title or claim thereof, or redeem from any tax sale or forfeiture affecting the Premises or consent to any tax or assessment or cure any default of the Landlord in any lease of the Premises. All monies paid for any of the purposes herein authorized and all expenses paid or incurred in connection therewith, including attorneys' fees, and any other monies advanced by Mortgagee in regard to any tax or any leases of the Premises or to protect the Premises and the lien of this Mortgage, shall be so much additional indebtedness secured hereby, and shall become immediately due and payable on demand and with interest thereon at the rate per annum applicable under the Note upon and after an Event of Default under the Loan Agreement. Inaction of Mortgagee shall never be considered as a waiver of any right accruing to it on account of any default on the part of Mortgagor.

                  11. Mortgagee's Reliance on Tax Bills. Mortgagee in making any payment hereby authorized: (a) relating to taxes and assessments, may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof; or (b) for the purchase, discharge, compromise or settlement of any other prior lien, may do so without inquiry as to the validity or amount of any claim for lien which may be asserted.

                  12. Acceleration of Indebtedness in Case of Default. If (a) default is made in the due and punctual payment of the principal (or any part(s) thereof) of the Note, or the Mortgagor or the Borrower fails to pay, within (10) days after the date on which payment thereof is due, any installment of interest on the Note or any other sum due and payable under the Loan Agreement, the Note, or this Mortgage; or (b) default shall be made in the due observance or performance of any other of the covenants, agreements or conditions herein contained,




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required to be kept or performed or observed by  Mortgagor or the  Borrower;  or
(c) default shall be made in the due observance or performance of any of the covenants, agreements or conditions contained, required to be kept or observed by Mortgagor or the Borrower in any other instrument given at any time to secure the payment of the Note; or (d) an Event of Default shall occur under the Loan Agreement; or (e) Mortgagor or the Borrower or any guarantor of the indebtedness secured hereby becomes insolvent or bankrupt or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors, or applies for or consents to the appointment of a trustee or receiver for a major portion of its property or business; or (f) any petition is filed or proceeding is commenced for any attachment, levy, or seizure of any property of Mortgagor or the Borrower or any guarantor of the indebtedness subject to a lien in favor of Mortgagee; or any judgment or judgments, writ or writs, warrant or warrants of attachment, or any similar process or processes in an aggregate amount in excess of $25,000.00 shall be entered or filed against Mortgagor or the Borrower or any guarantor of the indebtedness or against any property or assets of Mortgagor or the Borrower or any guarantor of the indebtedness and remains unvacated, unbonded or unstayed for a period of sixty
(60) days; or (g) bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or similar law for the relief of debtors is instituted by or against Mortgagor or the Borrower or any guarantor of the indebtedness and, if instituted against Mortgagor or the Borrower or any guarantor of the indebtedness secured hereby, are allowed against Mortgagor or the Borrower or any guarantor of the indebtedness or are consented to or are not dismissed within sixty (60) days after such institution, then and in every such case if default shall be contin uing the whole of the indebtedness secured hereby shall, at once, at the option of Mortgagee, become immediately due and payable without notice to Mortgagor.

                  13. Due on Sale -- Due on Encumbrance. Mortgagee may at its option accelerate the maturity date of the indebtedness evidenced by the Note, whereupon the whole of the indebtedness secured hereby shall at once become immediately due and payable (without any cure or grace period), if Mortgagor shall (whether voluntarily or by operation of law), without the prior written consent of Mortgagee, sell, mortgage, encumber, hypothecate or otherwise transfer the Premises or any part thereof, or otherwise cease to own the Premises, or if the Borrower shall (whether voluntarily or by operation of law), without the prior written consent of Mortgagee, sell, mortgage, encumber, hypothecate, or otherwise transfer the beneficial interest in Mortgagor of any portion thereof, or otherwise cease to own the beneficial interest in Mortgagor or the full power of direction over Mortgagor.

                  14. Application of Funds. If while any insurance proceeds or condemna tion awards are being held by Mortgagee to reimburse Mortgagor for the cost of rebuilding or restoration of buildings or improvements on the Premises, as set forth in Sections 4 or 5 hereof, or while Mortgagor is holding deposits for the payment of taxes, Mortgagee shall be or become entitled to, and shall accelerate the indebtedness secured hereby, then and in such event, Mortgagee shall be entitled to apply all such insurance proceeds and condemnation awards and deposits then held by it in reduction of the indebtedness secured hereby, and any excess held by it over the amount of indebtedness then due shall be returned to Mortgagor or any party entitled thereto, without interest.

                  15. Foreclosure; Expense of Litigation. When the indebtedness hereby secured, or any part thereof, shall become due, whether by acceleration or otherwise, Mortgagee shall have the right to foreclose the lien of this Mortgage for such indebtedness or part thereof. In any civil action to foreclose the lien of this Mortgage, there shall be allowed and included as additional indebtedness in the order or judgment for sale all expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee for attorneys' fees, appraiser's fees, outlays for documentary and expert evidence, stenographers' charges, publication costs, and costs (which may be estimated as to items to be expended after entry of the order or judgment) of procuring all such abstracts of title, title searches and examinations, title insurance policies, Torrens certificates, and similar data and assurances with respect to title as Mortgagee may deem reasonably necessary either to prosecute such civil actions or to evidence to bidders at any sale which may be had pursuant to such order or judgment the true condition of the title to or the value of the Premises. All expenditures and expenses of the nature mentioned in this Section, and such expenses and fees as may be incurred in the protection of the Premises and maintenance of the lien of this Mortgage, including the fees of any attorney employed by Mortgagee in any litigation or proceeding affecting this Mortgage, the Note or the Premises, including probate, bankruptcy and appellate proceedings, or in preparations for the commencement or defense of any proceeding or threatened civil actions or proceeding shall be immediately due and payable by Mortgagor, with interest thereon at the rate of interest applicable under the Note upon the occurrence of an Event of Default under the Loan Agreement, and shall be secured by this Mortgage.

                  16. Application of Proceeds of Foreclosure Sale. The proceeds of any foreclosure sale of the Premises shall be distributed and applied in the following order of priority: first, on account of all costs and expenses incident to the foreclosure proceedings, including all such items as are mentioned in Section 14 hereof; second, all other items which may under the terms hereof or the Loan Agreement constitute secured indebtedness additional to that evidenced by the Note, with interest thereon as provided herein or in the Loan Agreement; third, all principal and interest remaining unpaid on the Note; and fourth, any overplus to Mortgagor, its successors or assigns, as their rights may appear.

                  17. Appointment of Receiver. Upon, or at any time after the filing of a complaint to foreclose this Mortgage, the court in which such complaint is filed may appoint a receiver of the Premises. Such appointment may be made either before or after sale, without notice, without regard to the solvency or insolvency of Mortgagor at the time of application for such receiver and without regard to the then value of the Premises or whether the same shall be then occupied as a homestead, and Mortgagee or any holder of the Note may be appointed as such receiver. Such receiver shall have power to collect the rents, issues and profits of the Premises during the pendency of such foreclosure suit and during the full statutory period of redemption, whether there be redemption or not, as well as during any further times when Mortgagor, except for the intervention of such receiver, would be entitled to collect such rents, issues and profits, and all other powers which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the Premises during the whole of such period. The court from time to time may authorize the receiver to apply the net income in his hands to the payment in whole or in part of: (a) the indebtedness secured hereby, or by any judgment or order foreclosing this Mortgage, or any tax, special assessment or other lien which may be or become superior to the lien hereof or of such decree, provided such application is made prior to foreclosure sale; and (b) the deficiency in case of a sale and deficiency.

                  18. Mortgagee's Right of Possession in Case of Default. In any case in which under the provisions of this Mortgage, Mortgagee has a right to institute foreclosure proceedings, whether before or after the whole indebtedness secured hereby is declared to be immediately due, or whether before or after the institution of legal proceedings to foreclose the lien hereof or before or after sale thereunder, forthwith, upon demand of Mortgagee, Mortgagor shall surrender to Mortgagee and Mortgagee shall be entitled to take actual possession of the Premises or any part thereof personally, or by its agent or attorneys. In such event Mortgagee in its discretion may, in accordance with law, enter upon and take and maintain possession of all or any part of the Premises, together with all documents, books, records, papers and accounts of Mortgagor or the then owner of the Premises relating thereto, and may exclude Mortgagor, its agents or servants, wholly therefrom and may as attorney in fact or agent of Mortgagor, or in its own name as Mortgagee and under the powers herein granted, hold, operate, manage and control the Premises and conduct the business, if any, thereof, either personally or by its agents, and with full power to use such measures, legal or equitable, as in its discretion or in the discretion of its successors or assigns may be deemed proper or necessary to enforce the payment or security of the avails, rents, issues, and profits of the Premises, including actions for the recovery of rent, actions in forcible detainer and actions in distress for rent, and with full power to: (a) cancel or terminate any lease or sublease for any cause or on any ground which would entitle Mortgagor to cancel the same; (b) elect to disaffirm any lease or sublease which is then subordinate to the lien hereof; (c) extend or modify any then existing leases and to make new leases, which extensions, modifications and new leases may provide for terms to expire, or for options to lessees to extend or renew terms to expire, beyond the maturity date of the indebtedness hereunder and beyond the date of the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale, it being understood and agreed that any such leases, and the options or other such provisions to be contained therein, shall be binding upon Mortgagor and all persons whose interests in the Premises are subject to the lien of this Mortgage and upon the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption from a foreclosure of this Mortgage, discharge of the indebtedness secured hereby, satisfaction of any foreclosure decree, or issuance of any certificate of sale or deed to any purchaser; (d) make all necessary or proper repairs, decorating, renewals, replacements, alterations, additions, betterments and improvements to the Premises as to it may seem judicious; (e) insure and reinsure the same and all risks incidental to Mortgagee's possession, operation and management thereof; and (f) receive all of such avails, rents, issues and profits, hereby granting full power and authority to exercise each and every of the rights, privileges and powers herein granted at any and all times hereafter, without prior notice to Mortgagor provided that Mortgagor shall give subsequent notice thereof. Mortgagee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under any leases. Mortgagor shall and does hereby agree to indemnify and hold Mortgagee harmless of and from any and all liability, loss, damage, or expense (including reasonable attorneys' fees) which Mortgagee may or might incur under said leases or under or by reason of the assignment thereof and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or dis charge any of the terms, covenants or agreements contained in said leases. Should Mortgagee incur any such liability, loss or damage, under said leases or under or by reason of the assignment thereof, or in the defense of any claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be secured hereby, and Mortgagor shall reimburse Mortgagee therefor immediately upon demand.

                  19. Application of Income Received by Mortgagee. Mortgagee, in the exercise of the rights and powers conferred herein, shall have full power to use and apply the avails, rents, issues and profits of the Premises to the payment of or on account of the following, in such order as Mortgagee may determine:

                           (a) to the payment of the operating expenses of the Premises, including cost of management, established claims for damages, if any, and premiums on insurance hereinabove authorized;

                           (b) to the payment of taxes and special assessments now due or which may hereafter become due on the Premises;

                           (c) to the payment of all repairs, replacements, alterations, additions, betterments, and improvements of the Premises and of placing the Premises in such condition as will, in the judgment of Mortgagee, make it readily marketable;

                           (d) to the payment of any indebtedness secured hereby or any deficiency which may result from any foreclosure sale.

                  20. Rights Cumulative. Each right, power and remedy herein conferred upon Mortgagee is cumulative and in addition to every other right, power or remedy, express or implied, given now or hereafter existing, at law or in equity, and each and every right, power and remedy herein set forth or otherwise so existing may be exercised from time to time as often and in such order as may be deemed expedient by Mortgagee, and the exercise or the beginning of the exercise of one right, power or remedy shall not be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy, and no delay or omission of the Mortgagee in the exercise of any right, power or remedy accruing hereunder or arising otherwise shall impair any such right, power or remedy, or be construed to be a waiver of any default or acquiescence therein.

                  21. Compliance With Illinois Mortgage Foreclosure Law. In the event that any provision in this Mortgage shall be inconsistent with any provision of the Illinois Mortgage Foreclosure Law (Sections 735 ILCS 5/15-1101 et seq., Illinois Compiled Statutes) (herein called the "Act"), the provisions of the Act shall take precedence over the provisions of this Mortgage, but shall not invalidate or render unenforceable any other provision of this Mortgage that can be construed in a manner consistent with the Act. If any provision of this Mortgage shall grant to Mortgagee any rights or remedies upon default of Mortgagor which are more limited than the rights that would otherwise be vested in Mortgagee under the Act in the absence of said provision, Mortgagee shall be vested with the rights granted in the Act to the full extent permitted by law. Without limiting the generality of the foregoing, all expenses incurred by Mortgagee to the extent reimbursable under Sections 735 ILCS 5/15-1510 and 15-1512 of the Act, whether incurred before or after any decree or judgment of foreclosure, and whether enumerated in Section 14 of this Mortgage, shall be added to the indebtedness secured by this Mortgage or by the judgment of foreclo sure.

                  22. Waiver of Statutory Rights. Mortgagor shall not apply for or avail itself of any appraisal, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws," now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, but hereby waives the benefit of such laws. Mortgagor, for itself, and all who may claim through or under it, waives any and all right to have the property and estates comprising the Premises marshaled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the Premises sold as an entirety. Mortgagor does hereby expressly waive any and all rights of redemption from any order, judgment or decree of foreclosure of this Mortgage on behalf of Mortgagor, the trust estate and all persons beneficially interested therein, and each and every person acquiring any interest in or title to the Premises subsequent to the date of this Mortgage. Mortgagor hereby represents and warrants to Mortgagee that it has been directed in writing by the appropriate beneficiaries and holders of the power of direction of the trust estate to expressly waive all rights of redemption to the Premises and reinstatement of the loan secured hereby in the manner herein set forth. Mortgagor does hereby further expressly waive, to the extent now or hereafter permitted by law, all rights of reinstatement of this Mortgage pursuant to
Section 15-1602 of the Act.

                  23. Waiver of Notice. No action for the enforcement of the lien or of any provision hereof shall be subject to any defense which would not be good and available to the party interposing same in an action at law upon the Note.

                  24. Release upon Payment and Discharge of Mortgagor's Obligations. Mortgagee shall release this Mortgage and the lien thereof by proper instrument upon payment and discharge of all indebtedness secured hereby, in accordance with the terms and conditions in the Note and the Loan Agreement, and including a reasonable fee to Mortgagee for the execution of such release.

                  25. Filing and Recording Fees. Mortgagor will pay all filing, registration or recording fees, and all expenses incident to the execution and acknowledgment of this Mortgage and all federal, state, county, and municipal taxes, and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Note and this Mortgage.

                  26.  Compliance  With Laws.  Except as disclosed in writing to
Mortgagee  on or before  the date  hereof,  the  Premises  and its  present  use complies, and at all times shall comply, with all applicable laws and governmental regulations including, without limitation, all applicable federal, state and local laws pertaining to air and water quality, hazardous waste, waste disposal, air emissions and other environmental matters, all zoning and other land use matters, and utility availability. Except as disclosed in writing to Mortgagee on or before the date hereof, neither Mortgagor nor, to the best of Mortgagor's knowledge, any previous owner or occupier of the Premises, used, generated, stored or disposed of, on, under or about the Premises any Hazardous Materials. For purposes of this Mortgage, Hazardous Materials shall mean and include any hazardous substance, hazardous material, toxic substance, solid waste, or any pollutant or contaminant now or hereafter defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation, and Liability Act, any so-called applicable "Superfund" or "Superlien" or "Non-priority lien" law, the Toxic Substances Control Act, or the Resource Conservation and Recovery Act, all as amended from time to time. Further, to the best of Mortgagor's knowledge, except as disclosed in writing to Mortgagee on or before the date hereof, the Premises does not contain any underground tanks and does not contain and has not in the past contained any asbestos-containing material in friable form. Mortga gor shall protect, indemnify and hold harmless Mortgagee, its directors, officers, employees, agents, successors and assigns, from and against any and all loss, damage, cost, expense or liability (including attorneys' fees and costs) directly or indirectly arising out of or attributable to the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of Hazardous Materials or asbestos on, under or about the Premises including without limitation (a) all foreseeable consequential damages; and (b) the costs of any required or necessary repair, cleanup or detoxification of the Premises and the preparation and implementation of any closure, remedial or other required plans. This indemnity shall survive the payment of the Note and the reconveyance or release of the lien of this Mortgage, or the extinguishment of the lien by foreclosure or action in reconveyance or extinguishment or deed in lieu of foreclosure. This indemnity shall not apply to any claims, losses, liabilities, damages, penalties, and expenses which are incurred by Mortgagee solely as a direct result of any act or omission of the Mortgagee and which are not the result, in whole or in part, of any pre-existing condition or event. In the event that any investigation, site monitoring, containment, clean-up, removal, restoration or other remedial work of any kind or nature (the "Remedial Work") is reasonably necessary or desirable under any applicable local, state or federal law or regulation, any judicial order, or by any governmental entity or person because of, or in connection with, the current or future presence, suspected presence, release or suspected release of any Hazardous Materials in or about the air, soil, ground water, surface water or soil vapor at, on, about, under or within the Premises (or any portion thereof), Mortgagor shall within thirty (30) days after written demand for performance thereof by Mortgagee (or such shorter period of time as may be required under any applicable law, regulation, order or agreement), commence and thereafter diligently prosecute to completion, all the Remedial Work. All Remedial Work shall be performed by contractors approved in advance by Mortgagee, and under the supervision of a consulting engineer approved by Mortgagee. All costs and expenses of Remedial Work shall be paid by Mortgagor including, without limitation, Mortgagee's reasonable attorneys' fees and costs incurred in connection with monitoring or review of the Remedial Work. In the event Mortgagor shall fail to timely prosecute to completion, the Remedial Work, Mortgagee may, but shall not be required to, cause the Remedial Work to be performed and all costs and expenses thereof, or incurred in connection therewith, shall become part of the indebtedness secured hereby.

                  27. Indemnity. Mortgagor agrees to indemnify and hold harmless Mortgagee from and against any and all losses, liabilities, suits, obligations, fines, damages, judgments, penalties, claims, charges, costs and expenses (including attorneys' fees and disbursements) which may be imposed on, incurred or paid by or asserted against Mortgagee by reason or on account of, or in connection with, (a) any willful misconduct of Mortgagor or any default by Mortgagor hereunder or under any other documents executed at any time to secure the payment of the Note, (b) Mortgagee's good faith and commercially reasonable exercise of any of its rights and remedies, or the performance of any of its duties, hereunder or under any other documents executed at any time to secure payment of the Note, (c) the construction, reconstruction or alteration of the Premises, (d) any negligence of Mortgagor, or any negligence or willful misconduct of any lessee of the Premises, or any of their respective agents, contractors, subcontractors, servants, employees, licensees or invitees or (e) any accident, injury, death or damage to any person or property occurring in, on or about the Premises or any street, drive, sidewalk, curb or passageway adjacent thereto, except for the willful misconduct or gross negligence of the indemnified person. Any amount payable to Mortgagee under this Section shall be due and payable within ten (10) days after demand therefor and receipt by Mortgagor of a statement from Mortgagee setting forth in reasonable detail the amount claimed and the basis therefor, and such amounts shall bear interest, from and after the date such amounts are paid by Mortgagee until paid in full by Mortgagor, at the rate of interest applicable under the Note upon the occurrence of an Event of Default under the Loan Agreement. Mortgagor's obligations under this Section shall not be affected by the absence or unavailability of insurance covering the same or by the failure or refusal by any insurance carrier to perform any obligation on its part under any such policy of covering insurance. If any claim, action or proceeding is made or brought against Mortgagor and/or Mortgagee which is subject to the indemnity set forth in this Section, Mortgagor shall resist or defend against the same, if necessary, in the name of Mortgagee, by attorneys for Mortgagor's insurance carrier (if the same is covered by insurance) or otherwise by attorneys approved by Mortgagee. Notwithstanding the foregoing, Mortgagee, in its discretion, may engage its own attorneys to resist or defend, or assist therein, and Mortgagor shall pay, or, on demand, shall reimburse Mortgagee for the payment of, the reasonable fees and disbursements of Mortgagee's attorneys.

                  28. Giving of Notice. Any notice which either party hereto may desire or be required to give to the other party shall be in writing and shall be given in person or by the mailing thereof by certified mail addressed to Mortgagor at: First American Bank, 218 W. Main Street, West Dundee, IL 60118 or to Mortgagee at: First American Bank, 1650 Louis Avenue, Elk Grove Village, Illinois 60007, or at such other place as any party hereto may by notice in writing designate as a place for service of notice.

                  29.      Miscellaneous.

                           (a) This Mortgage, and all provisions hereof, shall extend to and be binding upon Mortgagor and its successors, grantees and assigns, any subsequent owner or owners of the Premises and all persons claiming under or through Mortgagor, and the word "Mortgagor" when used herein shall include all such persons and all persons liable for the payment of the indebtedness secured hereby or any part thereof, whether or not such persons shall have executed the Note or this Mortgage. The word "Mortgagee" when used herein shall include the successors and assigns of Mortgagee named herein, and the holder or holders, from time to time, of the Note. The word "indebtedness" when used herein shall include the principal sum evidenced by the Note, together with all interest, additional interest, and late charges thereon and other sums due thereunder and all other sums due to Mortgagee under the Loan Agreement or this Mortgage. The word "Note" when used herein shall include all extensions, renewals, refinancings, modifications, amendments, and replacements thereof.

                           (b)  In  the  event  one or  more  of the  provisions
         contained in this Mortgage or the Note or in any other security documents given to secure the payment of the Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of Mortgagee, not affect any other provision of this Mortgage, and this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein. This Mortgage shall be construed and governed by the laws of the State of Illinois.

                           (c) At all times, regardless of whether any loan proceeds have been disbursed, this Mortgage secures (in addition to any loan proceeds disbursed from time to time) the payment of any and all expenses and advances due to or incurred by Mortgagee in connection with the indebtedness secured hereby, provided, however, notwithstanding anything to the contrary herein, the total aggregate indebtedness secured by this Mortgage shall not exceed an amount equal to two (2) times the face amount of the Note.

                           (d) No offset or claim that Mortgagor now has or may have in the future against Mortgagee shall relieve Mortgagor from paying any amounts due under the Note or from performing any other obligations contained herein or secured hereby.

                           (e) Mortgagor shall not by act or omission permit any building or other improvement on the Premises not subject to the lien of this Mortgage to rely on the Premises or any part thereof or any interest therein to fulfill any municipal or governmental requirement, and Mortgagor hereby assigns to Mortgagee any and all rights to give consent for all or any portion of the Premises or any interest therein to be used. Similarly, no building or other improvement on the Premises shall rely on any premises not subject to the lien of this Mortgage or any interest therein to fulfill any governmental or municipal requirement. Mortgagor shall not by act or omission impair the integrity of the Premises as zoned for its present or intended use. Any act or omission by Mortgagor which would result in a violation of any of the provi sions of this Section shall be void.

                           (f) Mortgagee shall have the right to inspect the Premises at all reasonable times and access thereto shall be permitted for that purpose.

                  30. Exculpatory. This Mortgage is executed by First American Bank, not personally but as Trustee as aforesaid in the exercise of the power and authority conferred upon and vested in it as Trustee, and it is expressly understood and agreed that nothing herein or in the Note contained shall be construed as creating any liability on First American Bank personally to pay the Note or any interest that may accrue thereon, or any indebtedness, or to perform any covenant, either express or implied, herein contained, all such liability, if any, being expressly waived by Mortgagee and by every person now or hereafter claiming any right or security hereunder, and that so far as First American Bank personally is concerned, the legal holder or holders of the Note and the owner or owners of any indebtedness shall look solely to the Premises hereby conveyed for the payment thereof, by the enforcement of the lien hereby created, in the manner herein provided, by action against any other security given at any time to secure the payment of the Note and by action to enforce the personal liability of the guarantors, if any.

                  IN WITNESS WHEREOF, the Mortgagor has executed this instrument the day and year first written above.

                                                First American Bank
                                                not personally but as Trustee
                                                as aforesaid


                                                BY:__________________________
                                                   Its:______________________




ATTEST:________________________


____________________________
Its:________________________

STATE OF ILLINOIS          )
                           ) SS
COUNTY OF _______          )


                  I___________________________, a  Notary Public in and for said
County in the State aforesaid, DO HEREBY CERTIFY THAT __________________________ and __________________________, personally known to me and known by me to be the __________________________and __________________________, respectively, of First
American Bank, in whose name, as Trustee, the above and foregoing instrument is executed, appeared before me this day in person and acknowledged that they signed and delivered the said instrument as their free and voluntary act and as the free and voluntary act of said First American Bank, as Trustee as aforesaid, for the uses and purposes therein set forth, and the said then and there acknowledged that he, as custodian of the corporate seal of said First American Bank did affix the said corporate seal to said instrument as his free and voluntary act and as the free and voluntary act of said First American Bank, as Trustee as aforesaid, for the uses and purposes therein set forth.

                  GIVEN under my hand and Notarial Seal this ___ day of _______,

19___.



                                        ____________________________
                                               Notary Public

My Commission Expires:

____________________________

                                    EXHIBIT A
                                Legal Description

THAT PART OF THE SOUTH 1/2 OF SECTION 21, TOWNSHIP 43 NORTH, RANGE 9, EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: COMMENCING AT A POINT IN THE EAST LINE OF THE WEST 1/2 OF THE SOUTH EAST 1/4 OF SAID SECTION 21, 983.62 FEET NORTH OF THE SOUTHEAST CORNER THEREOF; THENCE WEST PARALLEL WITH THE SOUTH LINE OF SAID SOUTH EAST 1/4, 699.98 FEET; THENCE NORTHERLY 332.59 FEET TO A POINT
323.17 FEET NORTH AND 648.28 FEET WEST OF THE POINT OF BEGINNING; THENCE EASTERLY PARALLEL TO THE SOUTH LINE OF SAID SOUTH EAST 1/4, 648.28 FEET TO THE EAST LINE OF THE WEST 1/2 OF SAID SOUTH EAST 1/4; THENCE SOUTH 323.17 FEET TO THE POINT OF BEGINNING, (EXCEPTING THEREFROM THE EAST 33 FEET THEREOF) IN LAKE COUNTY, ILLINOIS.


PIN: 13-21-400-019

COMMONLY KNOWN AS: 22222 NORTH PEPPER ROAD, BARRINGTON, ILLINOIS 60010

                                     JOINDER


                  FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the undersigned, being the owner of 100% of the beneficial interest in the land trust known as First American Bank ("Mortgagor"), hereby joins in the Mortgage made by Mortgagor in favor of First American Bank ("Mortgagee") for purposes of: (a) conveying, mortgaging, warranting, granting, transferring, setting over, and assigning to Mortgagee, all of its right, title, and interest in and to the real property described therein, including, without limitation, all of the buildings, structures, and improvements now or at any time hereafter erected, constructed, or situated on such real property or any part thereof and all machinery, apparatus, equipment, personal property, and fixtures of every kind and nature whatsoever now or at any time hereafter located in, on, or about such real property or any part thereof, and any and all rents, issues, income, and profits of and from such real property and all other property that, if owned by Mortgagee, would form a portion of the Premises subject to the lien of the Mortgage; and (b) agreeing that to the extent the undersigned has the right, power, or obligation to perform or cause the performance of any act that Mortgagor is required to perform in the Mortgage or has the right, power, or obligation to prohibit or limit or cause the prohibition or limitation of any act that is prohibited or limited under the Mortgage, the undersigned shall act to cause the compliance with the provisions thereof.

                  IN  WITNESS  WHEREOF,   the  undersigned  has  joined  in  the
foregoing Mortgage by executing and delivering this Joinder as of August 24, 1998.


                                      CTI Industries


                                      By:____________________________
                                         Stephen M. Merrick,
                                         Chief Executive Officer

STATE OF ILLINOIS          )
                           ) SS
COUNTY OF _______          )


                  The undersigned, a notary public in and for the county and state aforesaid, do hereby certify that Stephen M. Merrick, the Chief Executive Officer of CTI Industries, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such officer appeared before me this day in person and acknowledged that he signed and delivered the said instrument as such officer as his own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth, and caused the corporate seal of said corporation to be affixed thereto.

                  Given under my hand and notarial seal on _____________, 19__.



                                             _________________________
                                                  Notary Public

THIS INSTRUMENT WAS                 )
PREPARED BY AND AFTER               )
RECORDING RETURN TO:                )
Krysha X. Donoso                    )
First American Bank                 )
1650 Louis Avenue                   )
Elk Grove Village,                  )
Illinois 60007                      )
                                    )
PERMANENT INDEX #:                  )
13-21-400-019                       )
                                    )
STREET ADDRESS:                     )
22222 North Pepper Road             )
Barrington, IL  60010               )